SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 30,1998



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




DELAWARE                   File No. 1-8989           13-3286161
--------                   ---------------           ----------
(State or other            (Commission File          (IRS Employer
jurisdiction of             Number)                   Identification
incorporation                                         Number)


        245 Park Avenue, New York, New York           10167
        (Address of principal executive offices)    (zip code)


Registrant's telephone number, including area code:        (212)  272-2000
                                                           ---------------




                               Not Applicable
         (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated October 30, 1998, announcing its declaration of quarterly cash dividends.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b) Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated October 30, 1998.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE BEAR STEARNS COMPANIES INC.



                                      By:    /s/ Marshall J Levinson
                                             Marshall Levinson
                                             Controller


Dated:   October 30, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                        Description

(99)                  Press Release, dated October 30, 1998